Sequoia Fund	March 31, 2020

Schedule of Investments (Unaudited)

March 31, 2020

(Percentages are of the Fund’s Net Assets)

Common Stocks (97.5%)

Shares		Value
	Aerospace & Defense (2.6%)
18,298,603	Rolls-Royce Holdings PLC (United Kingdom)	$77,413,757

	Application Software (5.7%)
191,291	Constellation Software, Inc. (Canada)	173,854,199

	Automotive Retail (5.8%)
3,287,359	CarMax, Inc.(a)	176,958,535

	Cable & Satellite (4.2%)
423,063	Liberty Broadband Corp.-Class A(a)	45,267,741
733,403	Liberty Broadband Corp.-Class C(a)	81,202,380

		126,470,121

	Communications Equipment (4.8%)
712,948	Arista Networks, Inc.(a)	144,407,618

	Construction & Engineering (3.9%)
1,503,678	Jacobs Engineering Group, Inc	119,196,555

	Consumer Finance (3.5%)
418,240	Credit Acceptance Corp.(a)	106,939,786

	Data Processing & Outsourced Services (4.8%)
605,766	Mastercard, Inc.-Class A	146,328,835

	Heavy Electrical Equipment (1.3%)
34,904,064	Melrose Industries PLC (United Kingdom)	39,669,128

	Interactive Media & Services (16.8%)
143,715	Alphabet, Inc.-Class A(a)	166,989,644
179,229	Alphabet, Inc.-Class C(a)	208,409,274
814,141	Facebook, Inc.-Class A(a)	135,798,719

		511,197,637

	Internet & Direct Marketing Retail (12.6%)
41,386	Amazon.com, Inc.(a)	80,691,112
71,748	Booking Holdings, Inc.(a)	96,524,019
1,502,955	Prosus NV (Netherlands)(a)	104,678,072
1,860,202	Wayfair, Inc.-Class A(a)	99,409,195

		381,302,398

	Investment Banking & Brokerage (4.7%)
4,225,820	The Charles Schwab Corp	142,072,068

	Life Sciences Tools & Services (3.8%)
233,110	Eurofins Scientific SE (Luxembourg)	115,950,822

	Managed Health Care (4.2%)
504,853	Unitedhealth Group, Inc	125,900,241

	Movies & Entertainment (6.4%)
43,582	Liberty Media Corp.-Liberty Formula One - Series A(a)	1,125,287
3,577,130	Liberty Media Corp.-Liberty Formula One - Series C(a)	97,405,250
4,473,446	Vivendi SA (France)	96,331,789

		194,862,326

	Multi-Sector Holdings (5.6%)
231	Berkshire Hathaway, Inc.-Class A(a)	62,832,000
577,078	Berkshire Hathaway, Inc.-Class B(a)	105,507,171

		168,339,171

Sequoia Fund	March 31, 2020

Schedule of Investments (Unaudited) (Continued)

March 31, 2020

Shares		Value
	Packaged Foods & Meats (3.5%)
10,433,710	a2 Milk Co. Ltd. (New Zealand)(a)	$106,535,191

	Property & Casualty Insurance (1.6%)
4,168,266	Hiscox Ltd. (Bermuda)	47,890,870

	Miscellaneous Securities (1.7%)(b)	52,911,463

	Total Common Stocks (Cost $2,265,477,805)	2,958,200,721

	Total Investments (97.5%)
	(Cost $2,265,477,805)††	2,958,200,721

	Other Assets Less Liabilities (2.5%)	76,747,743

	Net Assets (100.0%)	$3,034,948,464

††

The cost for federal income tax purposes is $2,263,625,014 .The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off. At March 31, 2020, the aggregate gross tax basis unrealized appreciation and depreciation of securities were $965,520,683 and $270,944,976, respectively.

(a)	Non-income producing security.

(b)	“Miscellaneous Securities” include holdings that are not restricted, have been held for not more than one year prior to March 31, 2020, and have not previously been publicly disclosed.

Notes to Schedule of Investments (Unaudited)

Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at time of valuation or when Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with procedures adopted by and subject to review by the Fund’s Board of Directors.

Sequoia Fund	March 31, 2020

Schedule of Investments (Unaudited) (Continued)

March 31, 2020

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1	–	unadjusted quoted prices in active markets for identical securities.

Level 2	–	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

Level 3	–	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. As of March 31, 2020, all financial instruments listed in the Schedule of Investments are considered Level 1. During the three months ended March 31, 2020, there were no transfers between Levels and there were no Level 3 securities held by the Fund.

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